Variable Annuities Issued by Minnesota Life

Supplement dated November 13, 2024 to the following booklets dated May 1, 2024:

•	MultiOption® Advisor Variable Annuity

•	MultiOption® Extra Variable Annuity

•	MultiOption® Guide Variable Annuity

•	MultiOption® Momentum Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectuses.

Effective December 31, 2024, the SFT Delaware IvySM Growth Fund will change its name to the SFT Macquarie Growth Fund and the SFT Delaware IvySM Small Cap Growth Fund will change its name to the SFT Macquarie Small Cap Growth Fund. All references to the SFT Delaware IvySM Growth Fund and SFT Delaware IvySM Small Cap Growth Fund are hereby replaced with SFT Macquarie Growth Fund and SFT Macquarie Small Cap Growth Fund, respectively.

Please retain this supplement for future reference.

F108107 11-2024